Income taxes and deferred taxes	6 Months Ended
Jun. 30, 2023
Income taxes and deferred taxes
Income taxes and deferred taxes

19.Income taxes and deferred taxes

	For the three months ended		For the six months ended
	June 30		June 30
(in EUR 000)	2023	2022	2023	2022
Current tax income/(expense)	(927)	(944)	(1,115)	(1,636)
Deferred tax income/(expense)	(1)	837	5	1,321
Total Income Tax Income/(Expense)	(928)	(107)	(1,110)	(315)

The current tax expense mainly relates to (i) income tax paid or payable by certain of the Company’s subsidiaries for an amount of €0.8 million (2022: €1.6 million), and (ii) an additional accrual of the liability for uncertain tax positions for an amount of €276,000 (2022: €69,000). The uncertain tax position was recorded following certain public rulings and guidance issued by tax authorities in one of the jurisdictions that the Company operates in. The current tax liability of €4.5 million includes  a liability for uncertain tax positions for an amount of €2.2 million and income tax liability for an amount of €2.3 million.

As of January 1, 2022, new tax regulations are in place in the US. In order to fully comply with internal revenue requirements, R&D expenses can no longer be deducted when incurred but instead they will be capitalized only for tax purposes and they will be amortized over a 5 year period.The current tax liability amount to €2.2 million for the subsidiary in the United States. As the subsidiary is not expecting to generate significant profits in the near future, no deferred tax assets on temporary differences have been recognized at this stage.